UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2013

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The disclosure set forth below under Item 5.02 relating to the Company’s agreements with Martin Ketelaar and Dewayne Williams are incorporated into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Named Executive Officer

Effective June 14, 2013, Jairaj T. Chetnani departed from his employment with Quanex Building Products Corporation (the “Company”). Effective the same day, Martin Ketelaar assumed the position of Vice President –Treasurer & Investor Relations of the Company.

(a)	Appointment of Principal Accounting Officer

On June 20, 2013, Quanex Building Products Corporation (the “Company”) announced that its Board of Directors has elected Dewayne Williams, 42, to serve as Vice President – Controller of the Company, effective July 1, 2013.

Prior to joining the Company, Mr. Williams was most recently the Chief Accounting Officer, Vice President – Corporate Controller and Assistant Treasurer to Complete Production from 2005 until it was acquired by Superior Energy Services in 2012. Since that time, he was engaged in consulting work to facilitate the transaction for Superior Energy.

(b)	Agreements

Agreements with Mr. Williams

In connection with Mr. Williams’ appointment, the Company and Mr. Williams entered into an agreement (the “Williams Agreement”), a change in control agreement (the “Williams Change in Control Agreement”) and an indemnity agreement (the “Williams Indemnity Agreement”), each effective as of July 1, 2013.

The following discussion is qualified by reference to the Williams Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference; the Williams Change in Control Agreement, the form of which is attached hereto as Exhibit 10.2 and incorporated herein by reference; and the Williams Indemnity Agreement, the form of which was filed as Exhibit 10.2 of the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Under the Williams Agreement, the Company will provide the following:

(i)	An annual base salary of $190,000;

(ii)	An annual incentive award under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan (the “Plan”), with a maximum award potential of 80% of Mr. Williams’ base salary (pro-rated for the current fiscal year);

(iii)	An award of 1,000 shares of restricted stock of the Company, which award will cliff vest on the third anniversary date of Mr. Williams’ employment, or in the event of a change in control of the Company;

(iv)	An option to purchase 4,000 shares of the Company’s Common Stock pursuant to the terms and conditions of the Plan, to be granted at a grant price equal to the closing price of the Company’s common stock on Mr. Williams’ employment start date. This option will vest in thirds on the first, second and third employment anniversary dates, or will fully vest in the event of a change in control of the Company;

(v)	Other benefits to the same extent and same cost as may be provided to other Company employees and officers in accordance with Company policies then in effect and subject to the terms and conditions of such benefit plans.

Under the Williams Change in Control Agreement, the Company will provide the following benefits in the event that Mr. Williams’ employment is terminated following a Change in Control of the Company (as defined in the Wiliams Change in Control Agreement), if such termination is (x) by the Company for any reason other than occurrence of an Event of Termination for Cause, or (y) by Mr. Williams after the occurrence of an Event of Termination for Good Reason (as defined in the Williams Change in Control Agreement):

(i)	The Company will pay to Mr. Williams his base salary, bonus and benefits accrued through the termination date but not previously paid;

(ii)	The Company will pay to Mr. Wiliams a performance bonus equal to the higher of (x) the target performance bonus for the Fiscal Year in which the termination date occurs and (y) the performance bonus that was actually paid out for the Fiscal Year preceding the Fiscal Year in which the termination date occurs (the higher of (x) and (y) is referred to herein as the “Highest Bonus”), in each case pro-rated to reflect the number of days that passed between the beginning of the current fiscal year and the termination date;

(iii)	The Company will pay to Mr. Williams an amount equal to two (2) times the sum of (x) the Highest Bonus and (y) the amount of base salary that would have been paid during the fiscal year in which the termination date occurs based on the assumption that Mr. Williams’ employment would have continued throughout that fiscal year at the base salary rate in effect in the fiscal year in which the termination date occurs, or in the immediately preceding fiscal year, whichever is higher; and

(iv)	For a period of three years or until Mr. Williams begins new employment, the Company will maintain in effect, and not materially reduce the benefits provided by, certain of the Company’s benefit plans in which Mr. Williams will participate.

A brief summary of the terms of the Williams Indemnity Agreement can be found in the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Agreements with Mr. Ketelaar

In connection with Mr. Ketelaar’s appointment, the Company and Mr. Ketelaar entered into an agreement (the “Ketelaar Agreement”), a change in control agreement (the “Ketelaar Change in Control Agreement”) and an indemnity agreement (the “Ketelaar Indemnity Agreement”), each effective as of June 14, 2013.

The following discussion is qualified by reference to the Ketelaar Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference; the Ketelaar Change in Control Agreement, the form of which is attached hereto as Exhibit 10.5 and incorporated herein by reference; and the Ketelaar Indemnity Agreement, the form of which was filed as Exhibit 10.2 of the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Under the Ketelaar Agreement, the Company will provide the following:

(i)	An annual base salary of $200,000.

(ii)	An annual incentive award under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan (the “Plan”), with a maximum award potential of 80% of Mr. Ketelaar’s base salary (pro-rated for the current fiscal year);

(iii)	An award of 1,000 shares of restricted stock of the Company, which award will cliff vest on the third anniversary date of Mr. Ketelaar’s appointment, or in the event of a change in control of the Company;

(iv)	An option to purchase 4,000 shares of the Company’s Common Stock pursuant to the terms and conditions of the Plan, to be granted at a grant price equal to the closing price of the Company’s common stock on Mr. Ketelaar’s appointment date. This option will vest in thirds on the first, second and third appointment anniversary dates, or will fully vest in the event of a change in control of the Company;

(v)	Other benefits to the same extent and same cost as may be provided to other Company employees and officers in accordance with Company policies then in effect and subject to the terms and conditions of such benefit plans.

Under the Ketelaar Change in Control Agreement, the Company will provide the following benefits in the event that Mr. Ketelaar’s employment is terminated following a Change in Control of the Company (as defined in the Ketelaar Change in Control Agreement), if such termination is (x) by the Company for any reason other than occurrence of an Event of Termination for Cause, or (y) by Mr. Ketelaar after the occurrence of an Event of Termination for Good Reason (as defined in the Ketelaar Change in Control Agreement):

(i)	The Company will pay to Mr. Ketelaar his base salary, bonus and benefits accrued through the termination date but not previously paid;

(ii)	The Company will pay to Mr. Ketelaar a performance bonus equal to the higher of (x) the target performance bonus for the Fiscal Year in which the termination date occurs and (y) the performance bonus that was actually paid out for the Fiscal Year preceding the Fiscal Year in which the termination date occurs (the higher of (x) and (y) is referred to herein as the “Highest Bonus”), in each case pro-rated to reflect the number of days that passed between the beginning of the current fiscal year and the termination date;

(iii)	The Company will pay to Mr. Ketelaar an amount equal to two (2) times the sum of (x) the Highest Bonus and (y) the amount of base salary that would have been paid during the fiscal year in which the termination date occurs based on the assumption that Mr. Ketelaar’s employment would have continued throughout that fiscal year at the base salary rate in effect in the fiscal year in which the termination date occurs, or in the immediately preceding fiscal year, whichever is higher; and

(iv)	For a period of three years or until Mr. Ketelaar begins new employment, the Company will maintain in effect, and not materially reduce the benefits provided by, certain of the Company’s benefit plans in which Mr. Ketelaar will participate.

A brief summary of the terms of the Ketelaar Indemnity Agreement can be found in the Company’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

Item 8.01 Other Events.

On June 20, 2013, the Company issued a press release (the “Press Release”) announcing the election of Mr. Williams as Vice President – Controller of the Company and of Mr. Ketelaar as Vice President – Investor Relations and Treasurer of the Company. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1*	Agreement between Quanex Building Products Corporation and Dewayne Williams, effective July 1, 2013.

10.2*	Change in Control Agreement between Quanex Building Products Corporation and Dewayne Williams, effective July 1, 2013.

10.3	Form of Indemnity Agreement between Quanex Building Products Corporation and Dewayne Williams, filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

10.4*	Agreement between Quanex Building Products Corporation and Martin Ketelaar, effective June 14, 2013.

10.5*	Change in Control Agreement between Quanex Building Products Corporation and Martin Ketelaar, effective June 14, 2013.

10.6	Form of Indemnity Agreement between Quanex Building Products Corporation and Martin Ketelaar, filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

99.1*	Press Release dated June 20, 2013.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)

June 20, 2013	/S/ KEVIN P. DELANEY
(Date)	Kevin P. Delaney Senior Vice President-General Counsel & Secretary

Exhibit Index

10.1*	Agreement between Quanex Building Products Corporation and Dewayne Williams, effective July 1, 2013.

10.2*	Change in Control Agreement between Quanex Building Products Corporation and Dewayne Williams, effective July 1, 2013.

10.3	Form of Indemnity Agreement between Quanex Building Products Corporation and Dewayne Williams, filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

10.4*	Agreement between Quanex Building Products Corporation and Martin Ketelaar, effective June 14, 2013.

10.5*	Change in Control Agreement between Quanex Building Products Corporation and Martin Ketelaar, effective June 14, 2013.

10.6	Form of Indemnity Agreement between Quanex Building Products Corporation and Martin Ketelaar, filed as Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (Reg. No. 001-33913), as filed with the Securities and Exchange Commission on August 29, 2008, and incorporated herein by reference.

99.1*	Press Release dated June 20, 2013.

*	Filed herewith.